MasterCard Incorporated Third-Quarter 2009 Financial Results Conference Call November 3, 2009 Exhibit 99.2

2 Business Update • Economic Overview • Business Trends – SpendingPulse – October Operational Performance

$ 3.48
$ 456
680
49.8%
685
$ 1,364
3Q 2009
Non-GAAP
excl. special items*
$ 2.46
$ 322
548
41.0%
790
$ 1,338
3Q 2008
Non-GAAP
excl. special items*
$ 3.45
$ 452
674
49.4%
691
$ 1,364
3Q 2009
Actual
41.5 Diluted EPS
41.6 Net income
(13.3) Total operating expenses
24.0
8.8 ppts
Operating income
Operating margin
2.0 Net revenue
YOY
Non-GAAP
Growth %
3rd Quarter Selected Financial Performance
($ in millions, except percentages and per share data)
Note: Figures may not sum due to rounding
*See Appendix A for GAAP reconciliations of special items for the three months ended September 30, 2009 and September 30, 2008

3rd Quarter 2009 MasterCard Branded Volume
(GDV & Purchase Volume)
Note: Figures may not sum due to rounding
APMEA = Asia Pacific / Middle East / Africa
$US
billions
U.S.
Dollar
Local
Currency
$US
billions
U.S.
Dollar
Local
Currency
APMEA
127 15.4 18.2 86 13.6 16.2
Canada
24 (10.2) (5.2) 22 (7.9) (2.7)
Europe
190 (9.7) 0.2 143 (8.0) 1.6
Latin America
45 (6.4) 11.1 25 (1.1) 12.0
United States
247 (8.0) (8.0) 204 (6.5) (6.5)
Worldwide
633 (4.7) 0.3 480 (3.7) 0.4
Purchase Volume Gross Dollar Volume
YOY Growth % YOY Growth %

Domestic Assessments
Cross Border Volume Fees
Transaction Processing Fees
Other Revenues
Rebates & Incentives
Net Revenue

$611
$427
$469
$194
($363)
$1,338
$603
$386
$546
$192
($363)
$1,364
-$550
-$350
-$150
$50
$250
$450
$650
$850
$1,050
$1,250
$1,450
$1,650
3Q 2008 3Q 2009
•
Net Revenue increased 2.0%,
and grew 3.9% on a constant
currency basis
•
Domestic Assessments
decreased 1.3%
•
Cross Border Volume Fees
declined 9.6%
•
Transaction Processing Fees
grew 16.4%
•
Other Revenues declined 1.0%
•
Rebates & Incentives
were flat
3rd Quarter Revenue
($ in millions)

3rd Quarter Operating Expenses
($ in millions)
•
Total operating expenses
decreased 13.3%, excluding
special items
*
•
G&A, including severance of $31,
decreased 7.9% primarily due to:
•
Lower professional fees
•
T&E cost-reduction initiatives
•
Foreign currency contributed
~1.1ppts to the decrease
•
A&M decreased 29.4% primarily
due to:
•
Slower redeployment of funds
•
Foreign currency contributed
~1.5 ppts to the decrease
$515
$246
$29
$790
$474
$174
$36
$685
$0
$100
$200
$300
$400
$500
$600
$700
$800
General &
Administrative
Advertising &
Marketing
Depreciation &
Amortization
Total Operating
Expenses
3Q 2008 3Q 2009
*See Appendix A for GAAP reconciliations of special items for the three months ended September 30, 2008 and September 30, 2009

3rd Quarter 2009 Cash Flow Statement
and Balance Sheet Highlights
• Generated $316 million in cash flow from operations
for the quarter ended 09/30/2009
• Cash, cash equivalents and current available-for-sale
securities of $2.9 billion at 09/30/2009
• Executed $335 million prepayment to settle remaining
obligations under the 2003 merchant settlement
agreement
• Intend to file universal shelf registration statement in
November 2009

Items for Consideration and
3rd Quarter Business Highlights
• Thoughts for Q4 and full-year 2009
–
Net Revenue
–
Operating Expenses
General & Administrative
Advertising & Marketing
–
Tax Rate
• Business Highlights for the third quarter 2009

9

Appendix A:
GAAP Reconciliations
($ millions except percentages and per share data)
Actual
Special
Items Non -GAAP Actual Special Item Non -GAAP
Litigation settlements $               $
a
$             - $           828 $           (828)
a
$              -
Total operating expenses 685 1,617 (828) 790
Operating income (loss) 680 (279) 828 548
Operating Margin 49.8% (20.9%) 41.0%
Income (loss) before income taxes 680 (294) 828 534
Income taxes (benefit) 224 (100) 312 212
Net Income (Loss) $            $               $            456 $           (194) $            516 $            322
Basic Net Income (Loss) per Share $3.46 $0.03 $3.49 ($1.48) b $3.94
$2.46 b
Diluted Net Income (Loss) per Share $3.45 $0.03 $3.48 ($1.48) b $3.94
$2.46 b
Three Months ended September 30, 2009 Three Months ended September 30, 2008
a – Litigation settlements
b – Amounts have been revised in accordance with the adoption of a new earnings per share accounting standard related to instruments granted in share-
based payment transactions on January 1, 2009.
Figures may not sum due to rounding
6
691
674
49.4%
673
221
452
(6)
(6)
6
6
2
4

Appendix A (cont.):
GAAP Reconciliations
Figures may not sum due to rounding
Reconciliation to Effective Tax Rate
(In millions, except percentages)
Actual
Actual
Effective
Tax Rate
Special
Item
Non-
GAAP
Non
GAAP
Effective
Tax Rate
Three months ended September 30, 2008:
Income (loss) before income taxes
$         (294) 34.1% $           828 $         534 39.7%
Income tax expense (benefit)
(100) 312 212
Net income (loss)
$ (194) $
516
$ 322